                              WASHINGTON, DC 20549
                                   FORM 8 - K
                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): July 29, 2002


                       Florida East Coast Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




         Florida                   001-08728                     59-2349968
(State of Incorporation)     (Commission File No.)         (IRS Employer ID No.)



                                One Malaga Street
                          St. Augustine, Fl 32085-1048
          (Address of principal executive offices, including zip code)


              Registrant's telephone number, including area code:
                                 (904) 829-3421



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Florida East Coast Industries, Inc.
                                                 (Registrant)

Date:  July 29, 2002                  By:  /s/ Richard G. Smith
                                           --------------------------------
                                           Name:  Richard G. Smith
                                           Title: Executive Vice President,
                                                  Chief Financial Officer

Item 9.  Furnished Information.

On June 29, 2002, data about the Company's real estate holdings were made available in a document entitled "Supplemental Real Estate Information Package" on the Company's website http://www.feci.com.

Attached hereto as Exhibit 1 is the document "Supplemental Real Estate Information Package - June 30, 2002" which provides additional information about the Company's real estate holdings.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 1 - Supplemental Real Estate Information Package - June 30, 2002